SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                             ----------------------



       Date of Report (Date of earliest event reported): DECEMBER 6, 1999
                                                         ----------------



                          Anything Internet Corporation
                         ------------------------------
             (Exact name of registrant as specified in its charter)



              COLORADO             000-29994           84-1425882
       -----------------------     ---------     ----------------------
       (State of incorporation    (Commission      (I.R.S. Employer
           or organization)       File Number)   Identification Number)



         3020 North El Paso, Ste. 103, Colorado Springs, CO     80907
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (719) 227-1903
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ITEM 5.    OTHER EVENTS.
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On  November  30,  1999,  the  Registrant  publicly disseminated a press release announcing the appointment of Don Prosser to the officer position of Chief Financial Officer. Mr. Prosser was also appointed to the Board of Directors.

On December 6, 1999, the Registrant publicly disseminated a press release announcing the appointment of Dr. William Kroske to the officer positions of President and Chief Executive Officer. Dr. Kroske was also appointed to the Board of Directors.

The information contained in these press releases is incorporated herein by reference and filed as Exhibits 99.1 and 99.2, respectively, hereto.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.
------     ---------------------------------

(c)          Exhibit.

99.1     The  Registrant's  Press  Release  dated  November  30,  1999.
99.2     The  Registrant's  Press  Release  dated  December  6,  1999.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ANYTHING INTERNET CORPORATION
                                      -----------------------------
                                      (Registrant)



Date:  December 6, 1999               /s/ William Kroske, Ph.D.
                                      -------------------------
                                      William Kroske, Ph.D.
                                      President and Chief Executive Officer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit                                               Sequential
Number          Description                           Page Number
------          -----------                           -----------

99.1            The  Registrant's  Press  Release               3
                dated  November  30,  1999

99.2            The  Registrant's  Press  Release               4
                dated  December  6,  1999


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